UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report) May 28, 2015

(Date of earliest event reported) May 21, 2015

ONE Gas, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-36108	46-3561936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 East Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 947-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

We held our 2015 annual meeting of shareholders on May 21, 2015. The matters voted upon at the meeting and the results of such voting are set forth below:

1. The individuals set forth below were elected to the Board of Directors of the Company by a majority of the votes cast to serve as Class I directors for three-year terms expiring at our 2018 annual meeting of shareholders or upon a successor being elected and qualified, as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
John W. Gibson	40,442,577.976	2,180,553.697	97,865.309	6,695,462
Pattye L. Moore	41,913,162.393	692,136.472	115,698.117	6,695,462
Douglas H. Yaeger	41,998,866.855	566,452.804	155,677.323	6,695,462

2. The appointment of PricewaterhouseCoopers LLP as independent auditor for the Company for the fiscal year ending December 31, 2015, was ratified by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain
48,936,001.707	304,843.053	175,614.222

3. The material terms of the performance goals for the ONE Gas, Inc. Equity Compensation Plan for purposes of Internal Revenue Code Section 162(m) was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,610,578.979	751,608.064	358,809.939	6,695,462

4. The advisory vote on compensation paid to our named executive officers as disclosed in our Proxy Statement for the 2015 annual meeting of shareholders pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion was approved by a majority of the votes cast as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
41,285,032.617	999,427.406	436,536.959	6,695,462

5. The advisory vote to approve the frequency of advisory votes on the Company’s executive compensation was approved by a majority of the votes cast as follows:

Every Year	Every 2 Years	Every 3 Years	Abstain	Broker Non-Votes
36,827,813.128	595,151.216	5,052,887.177	244,272.461	6,696,335

Item 7.01	Regulation FD Disclosure

On May 21, 2015, we released a summary of the remarks made by Pierce H. Norton II, president and chief executive officer, at our annual meeting of shareholders on May 21, 2015, regarding our 2014 performance. A copy of the news release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information disclosed in this Item 7.01, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	News release issued by ONE Gas, Inc. dated May 21, 2015 – Summary of President and CEO Remarks.

SIGNATURE

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONE Gas, Inc.

Date: May 28, 2015	By:	/s/ Curtis L. Dinan
Curtis L. Dinan
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

99.1	News release issued by ONE Gas, Inc. dated May 21, 2015 – Summary of President and CEO Remarks.

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